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                                                                   Exhibit 10.33

                                 AMENDMENT NO. 1
                                       TO
                         COMMON STOCK PURCHASE AGREEMENT

      THIS AMENDMENT NO. 1 ("AMENDMENT") is entered into as of May 14, 2004 between Redline Performance Products, Inc., a Minnesota corporation (the "COMPANY"), and the purchaser who is a signatory hereto ("PURCHASER"). Unless defined herein, all capitalized terms in this Amendment shall have the meanings set forth in the Agreement, as defined below, which is incorporated herein by reference.

                                    RECITALS

      WHEREAS, the Company and Purchaser entered into a Common Stock Purchase Agreement dated April 21, 2004 (the "AGREEMENT"); and

      WHEREAS, based upon certain events that have occurred in connection with the Company's operations since the date of the Agreement, the Company and Purchaser desire to amend the terms of the Agreement as set forth herein;

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements set forth herein, and for such other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Company and Purchaser agree as follows:

      1.)   Amendment to Section 1(a). Section 1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

            "Sale to Purchasers. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser: (i) that number of shares of the Company's Common Stock set forth on the Amended Purchaser Signature Page (such shares and any securities which may be issued to Purchaser with respect to such shares, such as pursuant to a stock split or stock dividend, are referred to herein as the "SHARES") at a per share price equal to One and No/100 Dollars ($1.00) (the "PURCHASE PRICE"); and (ii) a warrant to purchase 3,000 shares of the Company's Common Stock for every $10,000 in cash invested in the Company (the "WARRANT"), which shall have an exercise price equal to One and No/100 Dollars ($1.00) per share, shall have a five-year term from the date of the Agreement, shall include piggyback registration rights consistent with those set forth in the Agreement and shall have such other terms as the Company shall determine to be reasonable and appropriate at its discretion."

      2.)   Confirmation of Purchaser Representations and Warranties. Purchaser
represents and warrants to the Company, its directors, officers, employees and agents that the representations and warranties made by Purchaser in Section 4 of the Agreement (Purchaser Representations and Warranties) are true and correct as of the date of this Amendment (by execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy and

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completeness of the representations in complying with its obligations under applicable securities laws).

      3.)   Additional Purchaser Representations and Warranties. Purchaser
acknowledges that it has been provided all of the Company's publicly available reports and documents filed with the Commission through the date of this Agreement including, but not limited to, the Company's: (i) Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003; (ii) Annual Report to Shareholders for the fiscal year ended March 31, 2003; (iii) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003; (iv) Proxy Statement dated July 31, 2003; and (v) Current Report on Form 8-K filed with the Commission on May 13, 2004. Purchaser acknowledges that it has reviewed the risk factors set forth on Attachment A attached hereto and incorporated herein by reference. Purchaser has reviewed, or has had the opportunity to review, all such filings and documents, to the extent deemed appropriate by the Purchaser.

      4.)   Release of Company. In exchange for the Company entering into this
Amendment, Purchaser for itself, its representatives, successors and assigns, does hereby release and discharge the Company, its current or former officers, directors, employees or agents from any and all claims, liabilities, causes of action, damages of every kind and nature, whether arising under law or equity, which Purchaser ever had or now has, or may have in the future, whether known or unknown, arising out of the sale of Shares by the Company to Purchaser prior to or on the date of the Agreement to the extent that the Company's disclosures after the date of the Agreement provided additional information or are more accurate or complete than the Company's disclosures made prior to or on the date of the Agreement.

      5.)   Miscellaneous Provisions.

      (a) Full Force and Effect. Except as herein expressly amended, the Agreement is continued in full force and effect.

      (b) Counterparts; Execution. This Amendment may be executed by the Company and by Purchaser in separate and several counterparts, each of which shall be deemed an original. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                            [SIGNATURE PAGES FOLLOW ]

                                       2.
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                             AMENDED SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Common Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

Redline Performance Products, Inc.

/s/ Mark A. Payne
-----------------------------------
Mark A. Payne, President

                                       3.
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                        AMENDED PURCHASER SIGNATURE PAGE

      The undersigned Purchaser hereby executes Amendment No. 1 to the Common Stock Purchase Agreement with Redline Performance Products, Inc. (the "COMPANY") as of the day and year first above written and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Purchaser                                         ______________________________
                                                  ______________________________
                                                  ______________________________

Signature                                         By: __________________________

Amended Number of Shares of Common Stock
Purchased:                                        _______ Shares

Number of Warrants Purchased:                     _______ Warrants

Cash Consideration:                               $___________

Name in which shares of Common Stock and Warrants
are to be registered:                             ______________________________


Address of registered holder:                     ______________________________


Address of beneficial holder:                     ______________________________

Social Security or Tax ID No. of registered
holder:                                           ______________________________

Contact name and telephone number regarding

settlement and registration:                      ______________________________

                                       4.